                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss. 240.14a-12


                       INKINE PHARMACEUTICAL COMPANY, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                       INKINE PHARMACEUTICAL COMPANY, INC.
                            1787 Sentry Parkway West
                             Building 18, Suite 440
                               Blue Bell, PA 19422

                         -------------------------------

                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                   May 7, 2001

                         -------------------------------



TO THE SHAREHOLDERS OF
INKINE PHARMACEUTICAL COMPANY, INC.:

         Notice is hereby given that the 2001 annual meeting of shareholders (the "Annual Meeting") of INKINE PHARMACEUTICAL COMPANY, INC. (the "Company" or "InKine") will be held at the DoubleTree Guest Suites Hotel, 640 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462 on Monday, May 7, 2001, at 10:00 a.m., local time, for the following purposes:

         1.  To elect six directors;
         2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.0001 per share, of the Company from 50,000,000 shares to 75,000,000 shares; and
         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of record as of the close of business on March 30, 2001 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof. A list of shareholders of the Company as of the close of business on March 30, 2001 will be available for inspection during normal business hours for ten days prior to the Annual Meeting at the Company's executive offices at 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422.

                                       By Order of the Board of Directors,

                                       Robert F. Apple
                                       Secretary

Blue Bell, Pennsylvania
April 16, 2001

             EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN AND RETURN
        THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES
           NO POSTAGE IF MAILED IN THE UNITED STATES. IF A SHAREHOLDER
          DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED,
                 REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                       INKINE PHARMACEUTICAL COMPANY, INC.
                            1787 Sentry Parkway West
                             Building 18, Suite 440
                               Blue Bell, PA 19422

                         -------------------------------

                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                   May 7, 2001

                         -------------------------------


         This proxy statement and the accompanying form of proxy are being mailed on or about April 16, 2001, to the shareholders of InKine Pharmaceutical Company, Inc. (the "Company" or "InKine"). These materials are being furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the DoubleTree Guest Suites Hotel, 640 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462 on May 7, 2001, at 10:00 a.m., local time, and at any adjournments thereof.

         At the Annual Meeting, shareholders of the Company will be asked to vote upon (i) the election of six directors and (ii) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.0001 per share, of the Company from 50,000,000 shares to 75,000,000 shares. If other matters properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by certain officers and directors of the Company who will not be specially compensated for such services. The Company has also retained the services of Corporate Investor Communications, Inc. as the Company's proxy solicitation agent for the Annual Meeting, at a cost of approximately $7,500, which will be borne by the Company. The Company also will request banks and brokers to solicit proxies from their customers, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

         The Company's Transition Report to Shareholders on Form 10-K, for the six-month transition period ended December 31, 2000, including financial statements, is being mailed to shareholders with this proxy statement but does not constitute a part of this proxy statement.

                              VOTING AT THE MEETING

         Only holders of record of shares of the Company's Common Stock, par value $0.0001 per share ("Common Stock"), at the close of business on March 30, 2001, the record date, are entitled to vote at the Annual Meeting. As of that date, there were 34,026,403 shares of Common Stock outstanding. Each shareholder entitled to vote shall have the right to one vote for each share of Common Stock outstanding in such shareholder's name.

         Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a shareholder may authorize the voting of his, her or its shares at the Annual Meeting.

         The Company presently has no other class of stock outstanding and entitled to be voted at the Annual Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. If a broker that is a record holder of Common Stock does not return a signed proxy, the shares of Common Stock represented by such proxy will not be considered present at the Annual Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of Common Stock does return a signed proxy, but is not authorized to vote on one or more matters (each such matter, a "broker non-vote"), the shares of Common Stock represented by such proxy will be considered present at the Annual Meeting for purposes of determining the presence of a quorum.

         Assuming a quorum is present,

                  (i) the members of the Board of Directors of the Company will be elected by a plurality of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

                  (ii) the affirmative vote by the holders of a majority of the shares of Common Stock of the Company, entitled to vote at the Annual Meeting, will be required to approve the amendment to the Company's Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as an "against" vote on the outcome of the vote to consider the approval of the amendment to the Company's Certificate of Incorporation.

         Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. The shares of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with each shareholder's directions. If no choice has been specified and the enclosed proxy card is properly executed and returned, the shares will be voted "FOR" the nominees for election as directors named under the caption "Election of Directors;" and "FOR" the approval of the amendment to the Company's Certificate of Incorporation. If any other matters are properly presented at the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment.

         Execution of the accompanying proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written or oral notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy, at any time before the proxy is voted.


-------------------------------------------------------------------------------
         Your proxy vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card whether or not you plan to attend the Annual Meeting. If you plan to attend the Annual Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy from your broker or bank assigning voting rights to you for your shares of Common Stock.
-------------------------------------------------------------------------------

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of such number of directors (no less than three) as is fixed from time to time by resolutions adopted by the Board of Directors. At the Annual Meeting, six directors are to be elected. The term of office for each director will expire at the next annual meeting of shareholders, and each director will hold office until the election and qualification of the director's successor or until the director's earlier death, removal or resignation.

         The Board of Directors, upon the recommendation of the Nominating Committee, has nominated for election as directors of the Company Leonard S. Jacob, M.D., Ph.D., J.R. LeShufy, Steven B. Ratoff, Thomas P. Stagnaro, Robert
A. Vukovich, Ph.D. and Jerry Weisbach, Ph.D. All nominees are presently directors of the Company whose terms expire at the Annual Meeting.

         All nominees have consented to be named and to serve if elected. Unless otherwise instructed by the shareholders, the persons named in the proxies will vote the shares represented thereby for the election of such nominees. The Board of Directors believes all nominees will be able to serve as directors; if this should not be the case, however, the proxies may be voted for one or more substitute nominees to be designated by the Board of Directors or the Board of Directors may decide to reduce the number of directors. The Board of Directors unanimously recommends a vote "FOR" each of the nominees named below.

                          -----------------------------

                              NOMINEES FOR ELECTION

                          -----------------------------

                                                  Year First Became Director, Principal Occupations During
Name of Director                  Age                     Past Five Years and Certain Directorships
----------------                  ---             --------------------------------------------------------
Leonard S. Jacob, M.D., Ph.D.     52    Dr. Jacob has served as Chairman of the Board of Directors and Chief Executive
                                        Officer of the Company since November 1997. Prior to joining the Company, Dr.
                                        Jacob served as the President and Chief Executive Officer of Sangen
                                        Pharmaceutical Company and as a consultant to various biotechnology companies from June 1996. From 1989 to 1996, Dr. Jacob, as a co-founder of Genaera
                                        Corporation (then known as Magainin Pharmaceuticals, Inc.,) served as Chief
                                        Operating Officer. From 1980 to 1988, Dr. Jacob was employed by SmithKline and
                                        French Laboratories where he served as Worldwide Vice President and a member of
                                        SmithKline Beecham's Corporate Management Committee. Dr. Jacob serves as a director of the Jacob Internet Fund (a public mutual fund), Macromed Inc. (a private drug delivery company), Carelift International (a non-profit medical relief organization), Recording for the Blind and Dyslexic (a non-profit service organization for the visual and learning disabled) and Saving Face (a non-profit organization for facially disfigured children).

J.R. LeShufy                      77    Mr. LeShufy has served as a director of the Company since December 1995. Mr.
                                        LeShufy served as the Vice President of Investor Relations of the Company from
                                        September 1994 to November 1997. He currently serves as President and Chairman of the Board of Trilenium Corporation, a technology company. Mr. LeShufy has been an independent investor and a business consultant for more than five years. Mr. LeShufy presently serves as a director of Teleservices Internet
                                        Group, Inc.

                                                  Year First Became Director, Principal Occupations During
Name of Director                  Age                     Past Five Years and Certain Directorships
----------------                  ---             --------------------------------------------------------
Steven B. Ratoff                  58    Mr. Ratoff has been a director of the Company since February 1998. Since
                                        February 2001, he has been serving as President and Chief Executive Officer of
                                        MacroMed, Inc. (a privately owned drug delivery company). From December 1994 to February 2001, Mr. Ratoff served as Executive Vice President and Chief
                                        Financial Officer of Brown-Forman Corporation, a diversified manufacturer of consumer products. From February 1992 to November 1994, Mr. Ratoff was an
                                        investor in a number of small privately-held companies. He was Senior Vice
                                        President and Chief Financial Officer of the Pharmaceutical Group of
                                        Bristol-Myers Squibb from January 1990 to January 1992. Mr. Ratoff currently serves as a director of Cima Labs, Inc. and MacroMed, Inc.

Thomas P. Stagnaro                58    Mr. Stagnaro has served as a director of the Company since November 1997. Mr.
                                        Stagnaro has been serving as President and Chief Executive Officer of
                                        Levotech, Inc. (a drug development company) since October 2000. From August
                                        1998 to September 2000, Mr. Stagnaro was a consultant to various pharmaceutical and biotechnology companies including the Company and Rock Hill
                                        Ventures. From May 1996 to August 1998, Mr. Stagnaro served as President and
                                        Chief Executive Officer of 3-Dimensional Pharmaceuticals. November 1995 to May
                                        1996, Mr. Stagnaro served as Executive Vice President of North American
                                        Biologicals Inc. ("NABI"). Mr. Stagnaro served as President and Chief
                                        Executive Officer of Univax Biologics ("Univax") from October 1989 to November
                                        1995 when Univax merged into NABI.

Robert A. Vukovich, Ph.D.         57    Dr. Vukovich has served as a director of the Company since August 1998. Dr.
                                        Vukovich has been serving as Chief Executive Officer, President and Chairman of the Board of Wellspring Pharmaceutical Corp. since April 1999. In 1983, Dr.
                                        Vukovich founded Roberts Pharmaceutical Corporation where he served as
                                        President and Chief Executive Officer and Executive Chairman until December
                                        1999. Prior thereto, he was the Director of the Division of Developmental
                                        Therapeutics for Revlon HealthCare Group from 1979 to 1983. Dr. Vukovich currently serves as a director of Omnicorder Technologies, Inc. and
                                        Towndata.com, Inc.

Jerry Weisbach, Ph.D.             67    Dr. Weisbach has served as a director of the Company since November 1997. Dr.
                                        Weisbach has been a consultant to pharmaceutical and biotechnology companies including the Company since July 1994. Since 1988, Dr. Weisbach has been serving an adjunct professor at the Rockefeller University, where from 1988 to
                                        July 1994 he was Director of Technology Transfer. Dr. Weisbach served as Vice
                                        President of Warner Lambert Company from 1981 to 1987 and President of its
                                        Pharmaceutical Research Division from 1979 to 1987. He was responsible for all pharmaceutical research and development activities of Warner Lambert. Dr.
                                        Weisbach has served as a director of Neose Technologies Inc. (a biotechnology company) since 1992.

General Information Concerning the Board of Directors and its Committees

         The New York Business Corporation Law provides that the Board of Directors, by resolution adopted by a majority of the entire Board of Directors, may designate one or more committees, each of which shall consist of one or more directors. The Board of Directors elects from its members an Audit Committee, Compensation Committee, Executive Committee and Nominating Committee. All committees except the Executive Committee are composed entirely of outside directors.

         Audit Committee. The Audit Committee recommends to the Board of Directors the engagement of independent auditors and reviews with the independent auditors the scope and results of the audits, the internal accounting controls and the professional services furnished by the independent auditors. The Board of Directors has adopted a Charter of the Audit Committee, which is attached as Appendix A. The composition of the Audit Committee satisfies the requirements of Rule 4350(d)(2) of the National Association of Securities Dealers' ("NASD") listing standards and all three members of the Audit Committee are "independent" as the term is defined in Rule 4200(a)(14) of the NASD listing of standards. The Audit Committee met once during the six-month transition period ended December 31, 2000. The current members of the Audit Committee are Mr. LeShufy, Mr. Ratoff and Mr. Stagnaro.

         Compensation Committee. The Compensation` Committee has general supervisory power over, and the power to grant options and Restricted Stock under, the Company's equity compensation plans. In addition, the Compensation Committee recommends to the Board of Directors the compensation of the Company's Chief Executive Officer, reviews and takes action on the recommendations of the Chief Executive Officer as to the compensation of the Company's other officers and key personnel, approves the grants of any bonuses to officers, and reviews other compensation matters generally. The Compensation Committee met twice during the six-month transition period ended December 31, 2000. The current members of the Compensation Committee are Mr. LeShufy and Dr. Weisbach.

         Executive Committee. The Executive Committee may exercise, with certain exceptions, all of the authority of the Board of Directors in the management of the business and affairs of the Company. The Executive Committee is intended to serve in the event that action must be taken by the Board of Directors at a time when convening a meeting of the entire Board of Directors is not feasible. The Executive Committee did not meet during the six-month transition period ended December 31, 2000. The current members of the Executive Committee are Drs. Jacob and Weisbach and Mr. Stagnaro.

         Nominating Committee. The Nominating Committee is authorized to consider candidates for directors of the Company. It is the policy of the Nominating Committee to consider director nominees recommended by shareholders. Any such recommendation, together with the nominee's qualifications and consent to being considered as a nominee, should be sent in writing to the Nominating Committee in care of the Secretary of the Company. The Nominating Committee met once during the six-month transition period ended December 31, 2000. The current members of the Nominating Committee are Dr. Jacob, Mr. Ratoff and Mr. Stagnaro.

         During the six-month transition period ended December 31, 2000, the Board of Directors held two meetings and the committees of the Board of Directors held an aggregate of four meetings. Each director attended at least 75% of the aggregate of the meetings of both the Board of Directors and the meetings of the committee or committees on which he served during such period.

                                 PROPOSAL NO. 2

                     PROPOSAL TO APPROVE AN AMENDMENT TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

Description of the Amendment

         The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $0.0001 per share, of the Company from 50,000,000 to 75,000,000 shares.

         Of the 50,000,000 shares of Common Stock presently authorized to be issued under the Company's Certificate of Incorporation, 34,026,403 shares were outstanding as of March 30, 2001 and up to 7,509,085 shares were reserved for issuance upon vesting of restricted stock and upon the exercise of outstanding warrants and options.

         The Board of Directors has determined that an increase in the number of authorized shares of Common Stock is in the best interest of the Company. In particular, the Board of Directors has contemplated that the Company could use the proposed additional shares of Common Stock:

         o   to acquire and/or license proprietary rights to marketed products;

         o to acquire and/or license proprietary rights to promising candidates for development into commercially successful pharmaceutical products and technologies;

         o to attract and retain the services of qualified persons to assist in the development of such pharmaceutical products and technologies; and

         o   in connection with any future equity financings of the Company.

         The Company does not, however, have any present plans, understanding or agreements, to issue additional shares of Common Stock which cannot be effectuated without an amendment to the Company's Certificate of Incorporation.

         In addition to the foregoing, the Board of Directors believes that the proposed increase is desirable so that, as the need arises, the Company will be able to issue the shares of Common Stock without the expense and delay of a special shareholders' meeting.

         Authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's shareholders, except as otherwise required by the New York Business Corporation Law or the rules of The Nasdaq Stock Market.

         If the proposal is adopted, it will become effective upon filing of a Certificate of Amendment to the Company's Certificate of Incorporation.

         The text of the proposed amendment to the Company's Certificate of Incorporation is attached as Appendix B hereto.

Recommendation of the Board of Directors

         The Board of Directors unanimously recommends that the shareholders vote "FOR" the approval of the amendment to the Company's Certificate of Incorporation as described in this proxy statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of March 30, 2001 regarding the ownership of Common Stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) by each director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table, included elsewhere in this proxy statement, and (iv) by all current executive officers and directors of the Company as a group.

                                                                        Amount and Nature of            Percentage
Beneficial Owner                                                       Beneficial Ownership(1)         of Class (2)
----------------                                                       -----------------------         ------------
Leonard S. Jacob, M.D., Ph.D. (3)                                            1,841,348 (4)                 5.14%
Robert F. Apple                                                                201,750 (5)                   *
James L. Bergey, Ph.D.                                                             ---                      ---
Martin Rose, M.D., J.D.                                                        352,500 (6)                 1.03%
J. R. LeShufy                                                                   53,500 (7)                   *
Steven B. Ratoff                                                               286,000 (8)                   *
Thomas P. Stagnaro                                                              68,000 (9)                   *
Robert A. Vukovich, Ph.D.                                                      100,500 (8)                   *
Jerry Weisbach, Ph.D.                                                          157,334 (10)                  *
All current executive officers and directors as a group                      3,060,932                     8.37%
    (9 persons)

--------------------------------------
 *   Less than one percent.
(1) The number of shares indicated includes shares issuable upon the exercise of outstanding stock options and warrants held by each individual or group to the extent such options and warrants are exercisable within sixty days of March 30, 2001.
(2) The percentage for each individual or group is based on the aggregate of the shares outstanding as of March 30, 2001 (34,026,403 shares) and all shares which the listed beneficial owner has the right to acquire within sixty days of March 30, 2001, from the exercise of options and warrants.
(3) The address for this shareholder is 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, PA 19422.
(4) Includes 1,753,023 shares of Common Stock issuable upon exercise of options. In addition, includes 24,875 shares of Common Stock issuable upon the exercise of options granted to Dr. Jacob's spouse, with respect to which Dr. Jacob disclaims beneficial ownership.
(5)  Includes 130,750 shares of Common Stock issuable upon exercise of options.
(6)  Includes 250,000 shares of Common Stock issuable upon exercise of options.
(7) Consists entirely of shares of Common Stock issuable upon exercise of options.
(8)  Includes 63,500 shares of Common Stock issuable upon exercise of options.
(9)  Includes 53,500 shares of Common Stock issuable upon exercise of options.
(10) Includes 144,834 shares of Common Stock issuable upon exercise of options.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The current executive officers of the Company are as follows:

Name                               Age                    Position
----                               ---                    --------

Leonard S. Jacob, M.D., Ph.D.      52            Chairman of the Board and
                                                 Chief Executive Officer

Robert F. Apple                    34            Senior Vice President and
                                                 Chief Financial Officer

James L. Bergey, Ph.D.             54            Senior Vice President,
                                                 Business Development

Martin Rose, M.D., J.D.            54            Executive Vice President,
                                                 Research and Development
----------------

         Leonard S. Jacob, M.D., Ph.D.  See "Election of Directors."

         Robert F. Apple has served as Senior Vice President and Chief Financial Officer of the Company since November 1998. From December 1997 to October 1998, Mr. Apple served as Vice President of Finance and Administration of the Company. Prior to joining the Company, Mr. Apple was employed by Genaera Corporation (then known as Magainin Pharmaceuticals, Inc.,) from July 1995 where he held the position of Corporate Controller and was responsible for managing financial and administrative functions. From May 1994 until July 1995, Mr. Apple was employed by Liberty Technologies, Inc. (a technology company) as Corporate Controller. From August 1988 until May 1994, Mr. Apple was employed by Arthur Andersen and Company LLP where he held various positions of increasing responsibility.

         James L. Bergey, Ph.D. has served as Senior Vice President, Business Development, of the Company since June 2000. Prior to joining the Company, Dr. Bergey was employed by Bristol-Myers Squibb from November 1982, where he held various executive licensing positions. Dr. Bergey's most recent position at Bristol-Myers Squibb was Vice President, Commercial Development for Japan. Prior to that, Dr. Bergey held various senior research positions at Squibb Institute for Medical Research, Ciba-Geigy Corporation and Wyeth Laboratories.

         Martin Rose, M.D., J.D. has served as Executive Vice President, Research and Development since November 2000 and prior to that, served as Senior Vice President, Clinical Research and Regulatory Affairs since joining the Company in March 1999. Before joining the Company, Dr. Rose was employed by Sparta Pharmaceuticals, Inc. from September 1997 where he held the position of Vice President of Clinical Research and Regulatory Affairs. From November 1994 until September 1997, Dr. Rose was employed by BRI International (a pharmaceutical consulting firm) as Senior Consultant. Prior to that, Dr. Rose also held various positions at Alpha I Biomedicals Inc., Genetech Inc. and The United States Food and Drug Administration.

         Officers are elected or appointed by the Board of Directors to serve until the election or appointment and qualification of their successors or their earlier termination or resignation.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary of Compensation

         The following table sets forth for the calendar year ended December 31, 2000 and for fiscal years ended June 30, 2000 and 1999 a summary of all compensation paid by the Company to its Chief Executive Officer and the other executive officers of the Company whose cash compensation exceeded $100,000 for the calendar year ended December 31, 2000.

                                             SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Long Term
                                        Annual Compensation                               Compensation
                        ------------------------------------------------           ---------------------------
    Name and                 Fiscal                          Other Annual          Stock Option     Restricted         All Other
Principal Position           Year(1)   Salary       Bonus  Compensation (2)           Grants       Stock Awards   Compensation (3)
----------------------------------------------------------------------------------------------------------------------------------
Leonard S. Jacob, M.D., Ph.D.  C2000 $301,667      $195,000     $35,600(4)          195,000        $139,075(5)       $ 3,400
  Chairman and                  2000  285,000        80,000      35,600(4)          210,000         315,670(6)         3,200
  Chief Executive Officer       1999  260,333        75,000      32,800(4)          135,000             ---            3,200

Robert F. Apple                C2000  172,083        85,000       8,400             150,000         264,380(7)         3,400
  Senior Vice President and     2000  161,667        48,000       8,400              98,000         185,024 8)         3,200
  Chief Financial Officer       1999  144,709        25,000       5,950             150,000             ---            2,890

James L. Bergey, Ph.D.         C2000  102,083(9)     10,000         ---             125,000             ---            1,850
  Senior Vice President,        2000   14,583(9)        ---         ---             100,000             ---              142
  Business Development          1999      ---           ---         ---                 ---             ---              ---

Martin Rose, M.D., J.D.        C2000  215,833        45,000      12,164(10)          65,000          53,895(11)        3,400
  Executive Vice President,     2000  215,000        13,000      13,007(10)          20,000          15,315(12)        3,200
  Research & Development        1999   72,667(13)    35,000(14)     ---             400,000             ---              933

----------------
(1) "C2000" denotes calendar year 2000. "2000" and "1999" denote fiscal years beginning July 1, 1999 and 1998, respectively, and ending June 30, 2000 and 1999, respectively.
(2) The amounts listed in this column represent car allowances provided by the Company to the named executive officers unless otherwise noted.
(3) The amounts listed in this column represent contributions by the Company to the named executive officers' accounts established under the Company's 401(k) plan.
(4) This amount includes a $26,000 contribution to unreimbursed medical health plan.
(5) During the calendar year ended December 31, 2000, the Company granted Dr. Jacob 75,000 shares of Restricted Stock. With respect to these shares, 50,000 shares vest over time as follows: 25,000 vested on January 13, 2001 and 25,000 will vest on January 13, 2002. The remaining 25,000 shares vested on September 21, 2000 as a result of the attainment of certain performance based goals. Dr. Jacob does not have the right to receive dividends upon these shares of Restricted Stock until such shares have vested. At December 31, 2000, such Restricted Stock holdings had an aggregate value of $424,062.
(6) During fiscal year ended June 30, 2000, the Company granted Dr. Jacob 90,000 shares of Restricted Stock. With respect to these shares, 25,000 shares vested upon the achievement of certain performance based goals, while the other shares vest over time as follows: 7,500 shares vested on October 13, 2000, 25,000 shares vested on January 13, 2001, 7,500 shares will vest on October 13, 2001, and the remaining 25,000 shares will vest on January 13, 2002. Dr. Jacob does not have the right to receive dividends upon these shares of Restricted Stock until such shares have vested. At June 30, 2000, such Restricted Stock holdings had an aggregate value of $438,750.
(7) During the calendar year ended December 31, 2000, the Company granted Mr. Apple 60,000 shares of Restricted Stock. With respect to these shares, 40,000 vest over time as follows: 10,000 shares vested on January 13, 2001, 20,000 shares will vest on November 19, 2001 and 10,000 shares will vest on January 13, 2002. The remaining 20,000 shares vested on September 21, 2000 as a result of the attainment of certain performance based goals. Mr. Apple does not have the right to received dividends upon these shares of Restricted Stock until such shares have vested. At December 31, 2000, such Restricted Stock holdings had a aggregated value of $324,500.

(8) During fiscal year ended June 30, 2000, the Company granted Mr. Apple 48,000 shares of Restricted Stock. With respect to these shares, 20,000 shares vest upon the achievement of certain performance based goals, while the other shares vest over time as follows: 4,000 shares vested on October 13, 2000, 10,000 shares vested on January 13, 2001, 4,000 shares will vest on October 13, 2001, and the remaining 10,000 shares will vest on January 13, 2002. Mr. Apple does not have the right to receive dividends upon these shares of Restricted Stock until such shares have vested. At June 30, 2000, such Restricted Stock holdings had an aggregate value of $234,000.
(9)  Dr. Bergey became employed by the Company in June 2000.
(10) Entire amount represents reimbursement payments for apartment and commuting expenses.
(11) During the calendar year ended December 31, 2000, the Company granted Dr. Rose 10,000 shares of restricted stock. These shares vest over time as follows: 2,500 vested on January 13, 2001, 5,000 shares will vest on November 19, 2001 and 2,500 shares will vest on January 13, 2002. Dr. Rose does not have the right to receive dividends upon these shares of restricted stock until such shares have vested. At December 31, 2000, such restricted stock holdings had an aggregate value of $55,312.
(12) During fiscal year ended June 30, 2000, the Company granted Dr. Rose 5,000 shares of Restricted Stock. These shares vest over time as follows: 2,500 shares vested on January 13, 2001, and 2,500 shares will vest on January 13, 2002. Dr. Rose does not have the right to receive dividends upon these shares of Restricted Stock until such shares have vested. At June 30, 2000, such Restricted Stock holdings had an aggregate value of $24,375.
(13) Dr. Rose became employed by the Company in March 1999.
(14) Represents a signing bonus paid upon Dr. Rose joining the Company.

Stock Option Grants

         The following table summarizes stock options granted during the calendar year ended December 31, 2000 to the persons named in the Summary Compensation Table.

                       Option Grants in Last Calendar Year

-----------------------------------------------------------------------------------------------------------------------
                                                Individual Grants (1)                      Potential Realizable Value
                                 ------------------------------------------------------    At Assumed Rates of Stock
                                                                                             Price Appreciation For
                                                                                                 Option Term (2)
                                                 Percent of                                ----------------------------
                                                Total Options
                                  Number of       Granted to
                                 Securities      Employees in      Exercise
                                 Underlying      the calendar       Price
                                  Options        year ended       Per Share   Expiration
            Name                  Granted      December 31, 2000     $/Sh       Date          5%            10%
-----------------------------------------------------------------------------------------------------------------------
Leonard S. Jacob, M.D., Ph.D.      150,000           10%            3.063     01/14/10      288,946       732,245
                                    45,000            3%            5.563     05/03/10      157,434       398,970
-----------------------------------------------------------------------------------------------------------------------
Robert F. Apple ..............      55,000            4%            3.063     01/14/10      105,947       268,490
                                    35,000            2%            5.563     05/03/10      122,449       310,310
                                    60,000            4%            7.656     11/19/10      288,889       732,102
-----------------------------------------------------------------------------------------------------------------------
James L. Bergey, Ph.D. .......     100,000            7%            5.125     06/01/10      322,308       816,793
                                    25,000            2%            7.656     11/19/10      120,370       305,042
-----------------------------------------------------------------------------------------------------------------------
Martin Rose, M.D., J.D. ......      20,000            1%            3.063     01/14/10       38,526        97,633
                                    45,000            3%            7.656     11/19/10      216,667       549,076
-----------------------------------------------------------------------------------------------------------------------

------------
(1) Options are incentive stock options, performance based stock options and non-qualified stock options to acquire shares of Common Stock with a stated term of ten years, vesting immediately, monthly, in four annual installments beginning after the date of grant, or based on achievement of certain performance milestones. If a "change in control" (as defined in the Stock Option Plan) were to occur, these options would become immediately exercisable in full.

(2) Potential Realizable Values are based on an assumption that the stock price of the Common Stock starts equal to the exercise price shown for each particular option grant and appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the term of the option. These amounts are reported net of the option exercise price, but before any taxes associated with exercise or subsequent sale of the underlying stock. The actual value, if any, an optionholder may realize will be a function of the extent to which the stock price exceeds the exercise price on the date the option is exercised and also will depend on the optionholder's continued employment through the vesting period. The actual value to be realized by the optionholder may be greater or less than the values estimated in this table.

         The following table summarizes option exercises during the calendar year ended December 31, 2000 and the value of vested and unvested options for the persons named in the Summary Compensation Table at December 31, 2000. Year-end values are based upon a price of $7.375 per share, which was the closing sales price of a share of the Company's Common Stock on December 31, 2000.

                Aggregated Option Exercises in Last Calendar Year
                       and Calendar Year-End Option Values

----------------------------------------------------------------------------------------------------------------------
                                    Shares                                                  Value of Unexercised
                                    Acquired                 Number of Unexercised         In-the-Money Options at
                                    on           Value    Options at December 31, 2000       December 31, 2000
               Name                 Exercise   Realized   ------------------------------------------------------------
                                                           Exercisable   Unexercisable   Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------
Leonard S. Jacob, M.D., Ph.D...         -          -       1,718,023        198,750      $11,017,060     $1,149,646
----------------------------------------------------------------------------------------------------------------------
Robert F. Apple ...............      57,500    $452,098      110,750        189,750      $   522,857     $  704,047
----------------------------------------------------------------------------------------------------------------------
James L. Bergey, Ph..D.........         -          -            -           125,000          -           $  225,000
----------------------------------------------------------------------------------------------------------------------
Martin Rose, M.D., J.D.........      50,000    $384,500      350,000         65,000      $ 2,056,250     $   86,240
----------------------------------------------------------------------------------------------------------------------

         The Company also grants Restricted Stock as long-term incentives, along with stock options, to its executives and other employees. The Company does not sponsor any defined benefit or actuarial plans at this time.

Employment Agreements

         In November 1999, the Company entered into an amended three-year employment agreement with Dr. Jacob, Chairman and Chief Executive Officer of the Company. The term of Dr. Jacob's employment agreement was extended by the Board until November 2002. Under the agreement, Dr. Jacob is entitled to a base annual salary of $360,000, which may be increased at the discretion of the Board of Directors. In addition, Dr. Jacob is eligible for an annual bonus as the Board or the Compensation Committee may determine. The agreement provides that Dr. Jacob will be entitled to other customary fringe benefits generally available to executive employees of the Company. The agreement also provides that Dr. Jacob will receive severance benefits in the event the Company terminates his employment, other than for cause. In the event of such termination, the Company will pay him an amount equal to 200% of his base annual salary. In addition, all of Dr. Jacob's stock options become immediately exercisable upon his termination if it is other than for cause.

         In November 1998, the Company entered into a one-year automatically renewable employment agreement with Mr. Apple, Senior Vice President and Chief Financial Officer of the Company. Under the agreement, Mr. Apple is entitled to a base annual salary of $195,000, which may be increased at the discretion of the Board of Directors. In addition, Mr. Apple is eligible for an annual bonus as the Board or the Compensation Committee may determine. The agreement provides that Mr. Apple will be entitled to other customary fringe benefits generally available to executive employees of the Company. This agreement also provides that Mr. Apple will receive severance benefits in the event the Company terminates his employment, other than for cause. If such termination occurs, the Company will pay him an amount equal to 100% of his base salary. In addition, all of Mr. Apple's stock options become immediately exercisable upon his termination if it is other than for cause.

Compensation of Directors

         All non-employee directors receive a fee of $2,000 per Board of Director's meeting for their services to the Company as directors, and are reimbursed for expenses incurred in connection with attending these meetings.

         Each non-employee director receives options to purchase 37,500 shares of Common Stock upon first becoming a member of the Board of Directors. In addition, on the date of each annual meeting of shareholders, each non-employee director reelected at such annual meeting receives options to purchase 10,000 shares of Common Stock.

-------------------------------------------------------------------------------
         The following Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
-------------------------------------------------------------------------------

                          COMPENSATION COMMITTEE REPORT

Compensation Philosophy

         The Compensation Committee of the Board of Directors (the "Compensation Committee") believes that a well designed compensation program should align the goals of the executives of the Company with the goals of the shareholders, and that a significant portion of the executives' compensation, over the long term, should be dependent upon the value created for the shareholders. However, the Compensation Committee recognizes that, in the short-term, the value of the Company will be affected by many factors, some transient in nature and beyond the control of the Company's executives. This is especially true in the biotechnology industry which is characterized by a large number of small companies, long product lead times, highly volatile stock prices and few commercial products. In order to attract and retain qualified executives in such an environment, the Compensation Committee attempts to create a balanced compensation package by combining components based upon the achievement of long-term value for shareholders with components based upon the achievement of shorter-term strategic goals. These goals generally include the progress of clinical and commercial development programs, adherence to budgets, strengthening of the Company's financial position and success in entering into appropriate business collaborations. The Compensation Committee expects that the achievement of these shorter-term goals will contribute to the long-term success of the Company. In light of the Company's need to develop its technology into viable products, progress toward achievement of research and development objectives is the most significant individual factor considered in determining compensation levels.

         The Company competes against both biotechnology companies and pharmaceutical companies in the hiring and retention of qualified personnel. Particularly as compared to the pharmaceutical industry, the cash compensation of the Company's executives is below those levels available to executives of similar background and experience. Likewise, the Company does not offer the type of retirement benefits often available at such other entities. The Company must therefore place greater emphasis on long-term compensation, principally including the grant of stock options.

         The Company's compensation program for executive officers comprises base salary, performance bonuses, longer-term incentive compensation in the form of stock options and restricted stock, and benefits available generally to all of the Company's employees. The process utilized by the Committee in determining executive officer compensation levels for each of these components is based on the Committee's subjective judgment, and the other factors noted herein.

Compensation Components

         Base Salary. Base salary levels for the Company's executive officers are reviewed on an annual basis by the Compensation Committee. In conducting this review, the Compensation Committee considers the various items noted above, including competitive factors and industry trends, as well as performance within the Company, and changes in job responsibility. The Committee also reviews certain compensation information publicly available and gathered informally, and considers salary history at the Company. During the six-month transition period ended December 31, 2000 Dr. Jacob's annual base salary was increased by 24% to $360,000 from $290,000. Certain other executive officers received increases in base salary of up to 16%, in recognition of promotions and increases in job responsibility.

         Performance Bonus Compensation. The Compensation Committee annually considers awards of cash bonuses to executives in order to provide a direct financial incentive to achieve Company and individual objectives, generally related to the goals described above. Specific objectives are determined yearly as part of the Company's annual operating plan and budget. The granting of any such bonus is totally discretionary and is determined based upon the Compensation Committee's evaluation of each executive's performance in attaining such corporate and individual goals and objectives.

         In determining to award cash bonuses to the Company's executive officers in the six-month transition period ended December 31, 2000, the compensation committee noted the Company's achievement of several objectives and milestones including:

         o FDA approval for Visicol(TM);
         o Stock price appreciation greater than 51%;
         o The advancement of Colirest(TM) in Phase II trials for inflammatory bowel disease; and
         o The increase of company visibility and maintenance of a strong financial position.

         During the six-month transition period ended December 31, 2000, Dr. Jacob was awarded an annual cash bonus of $195,000 reflecting the successful achievement of the above milestones.

         Stock Option Grants. The Stock Option Plan is the Company's long-term equity incentive plan for executive officers and other selected employees. The objective of the plan is to align the long-term financial interests of the option holder with the financial interests of the Company's shareholders. Stock option exercise prices are set at prevailing market price at the time of grant, and stock options will only have value if the Company's stock price increases. The Company, as with all developing biopharmaceutical companies, relies heavily upon its long-term equity incentive plan. Without such incentives, it would not be possible to attract and retain qualified managers or other employees. The Compensation Committee generally considers additional stock option grants on an annual basis as a means to continue to incentivise the Company's senior managers to work toward increasing shareholder value, however, the granting of any such options is totally discretionary.

         Dr. Jacob's received no option grants during the six-month transition period ended December 31, 2000. Options to purchase an aggregate of 130,000 shares of the Company's Common Stock were awarded in six-months ended December 31, 2000 to the Company's other executive officers. These options vest equally over four (4) years and the exercise price of the options was the fair market value of the Company's Common Stock on the date of grant. In awarding such options to the executive officers, the Compensation Committee considered the various factors noted above, as well as the fact that many of the executive officer's existing options are vested, and that additional awards will serve the purpose of continuing to incentivise the executive officers to build value within the Company over an extended period. In determining the amount of the annual option award, in order to assess competitive factors, the Committee also analyzes data relating to option grants being awarded to executives of other biopharmaceutical companies.

         Restricted Stock Awards. Similar to the Company's stock option program, restricted Common Stock is awarded to executives in order to align the long-term financial interests of the Company's executives with the financial interests of its shareholders. Dr. Jacob's received no restricted stock awards during the six-month transition period ended December 31, 2000. During the six-months ended December 31, 2000, 25,000 shares of restricted Common Stock that vest over time were awarded to certain other officers of the Company.

         Payments during the six-months ended December 31, 2000 to the Company's executives under the various programs discussed above were made with regard to the provisions of Section 162(m) of the Code which became effective on January 1, 1994. Section 162(m) limits the deduction that may be claimed by a "public company" for compensation paid to certain individuals to $1 million, except to the extent that any excess compensation is "performance-based compensation." In accordance with current regulations, the Company believes the amounts received upon the exercise of stock options under the Stock Option Plan will qualify as "performance-based compensation."

                                                        COMPENSATION COMMITTEE
                                                        J. R. LeShufy
                                                        Jerry Weisbach, Ph.D.

February 5, 2001

-------------------------------------------------------------------------------
         The following Comparative Stock Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
-------------------------------------------------------------------------------

                       COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph below compares the cumulative total shareholder return on the Company's Common Stock for the five and one half year period of June 30, 1995 through December 31, 2000 with the cumulative total shareholder return of (i) the Nasdaq Stock Market (U.S.) Index (the "Nasdaq Index"), and (ii) the Index of Nasdaq Pharmaceutical Stocks (the "Pharmaceutical Index") for the same period. The comparison assumes an investment of $100 on June 30, 1995 in each of the Common Stock of the Company, the stocks comprising the Nasdaq Index and the stocks comprising the Pharmaceutical Index and further assumes reinvestment of dividends.

                               [GRAPHIC OMITTED]

                                                                       Cumulative Total Return
                                                ----------------------------------------------------------------------
                                                    6/95      6/96      6/97      6/98      6/99      6/00     12/00
InKine Pharmaceutical Company, Inc.                100.00     62.50    117.86     73.21     92.86    278.57    421.43
NASDAQ Stock Market (U.S.)                         100.00    128.38    156.12    205.48    295.58    436.94    269.18
NASDAQ Pharmaceutical                              100.00    147.12    149.73    153.24    214.73    492.18    449.34

-------------------------------------------------------------------------------
         The following Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
-------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the internal control structure.

         The Audit Committee has met with management and the independent auditors. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with both management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

         In addition, the Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussion With Audit Committees). The Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their audits and the Committee meets with the independent auditors' with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on these reviews and discussions, and the report of the independent auditors, the Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's transition report on Form 10-K for the six-month transition period ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                                AUDIT COMMITTEE
                                                Steven B. Ratoff, Chairman
                                                J.R. LeShufy
                                                Thomas P. Stagnaro


February 5, 2001

                 INFORMATION CONCERNING INDEPENDENT ACCOUNTANTS

         KPMG LLP has served as the Company's independent accountants since February 1998. The Company has requested that a representative of KPMG LLP attend the Annual Meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions of shareholders. On November 6, 2000, the shareholders of the Company ratified the selection of KPMG LLP as independent auditors of the Company for the transition period ending December 31, 2000 and the fiscal year ending December 31, 2001.

     o   Audit Fees

         The aggregate audit fees billed for professional services rendered for the audit of the Company's financial statements for the six-month transition period ended December 31, 2000 were $28,000, all of which were attributable to KPMG LLP.

     o   Financial Information Systems Design And Implementation Fees

         KPMG LLP did not render professional services relating to financial information systems design and implementation for the six-month transition period ended December 31, 2000.

     o   All Other Fees

         The aggregate fees billed by KPMG for additional audit and tax related services rendered to the Company, other than the services described above, for the six-month transition period ended December 31, 2000 were $37,500.


                                  OTHER MATTERS

         The Board of Directors is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such reports received by the Company, the Company believes that during the six-month transition period ended December 31, 2000 all filing requirements applicable to its officers, directors and 10% shareholders were satisfied, except with respect to one Form 4 filing. Specifically, with respect to seven transactions, a Form 4 was filed late by Mr. LeShufy.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         Shareholders intending to submit proposals to be included in the Company's next Proxy Statement must send their proposal to the Secretary of the Company at 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422 not later than December 16, 2001. Such proposals must relate to matters appropriate for shareholder action and be consistent with regulations of the Securities and Exchange Commission.

         Shareholders intending to present proposals at the next annual meeting of the Company, and not intending to have such proposals included in the Company's next Proxy Statement must send their proposal to the Secretary of the Company at 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422 not later than March 2, 2002. If notification of a shareholder proposal is not received by the above date, the Company may vote, in its discretion, any and all of the proxies received in its solicitation against such proposal.


                         TRANSITION REPORT ON FORM 10-K

         The Company has furnished without charge to each person whose proxy is being solicited, a copy of the Company's transition report on Form 10-K, for the six-month transition period ended December 31, 2000, including the financial statements, but excluding exhibits. Requests for additional copies of such report should be directed to the Company, Attention: Investor Relations, InKine Pharmaceutical Company, Inc., 1787 Sentry Parkway West, Building 18, Suite 440, Blue Bell, Pennsylvania 19422.




                                            By Order of the Board of Directors,

                                            Robert F. Apple,
                                            Secretary






April 16, 2001

                                                                      APPENDIX A
                            AUDIT COMMITTEEE CHARTER

Status

         The Audit Committee is a committee of the Board of Directors.

Membership

         The Committee shall consist of three or more directors all of whom in the judgment of the Board of Directors shall be independent. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company's basic financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Committee shall in the judgment of the Board of Directors have accounting or financial management expertise.

Responsibilities

1. Review with members of the public accounting firm selected as outside auditors for the Company, the scope of the prospective audit, the estimated fees therefore and such other matters pertaining to such audit as the committee may deem appropriate and receive copies of the annual comments from the outside auditors on accounting procedures and systems of control; review and consider whether the provision by the outside auditors of information technology and other non-audit services is compatible with maintaining their independence; and review with them any questions, comments or suggestions they may have relating to the internal controls, accounting practices or procedures of the Company.

2. Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

3. Recommend annually the public accounting firm to be outside auditors for the Company, for approval by the Board of Directors and set their compensation.

4. Review with management and the public accounting firm selected as outside auditors for the Company the annual and quarterly financial statements of the Company and any material changes in accounting principles or practices used in preparing the statements prior to the filing of a report on Form 10K or 10Q with the Securities and Exchange Commission.

5. Receive from the outside auditors the report required by Independence Standards Board Standard No. 1 as in effect at that time and discuss it with the outside auditors.

6. Review the status of compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and other third parties as determined by the Committee on such matters, as well as major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

Meetings

         The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least two times a year and at such other times as it deems necessary to fulfill its responsibilities.

Report

         The Committee shall prepare a report each year concerning its compliance with this charter for inclusion in the Company's proxy statement relating to the election of directors.

                                                                      APPENDIX B

          Certificate of Amendment of the Certificate of Incorporation
                                       of
                       InKine Pharmaceutical Company, Inc.
                Under Section 805 of the Business Corporation Law

                         -------------------------------

         It is hereby certified that:

         FIRST: The name of the corporation is InKine Pharmaceutical Company, Inc.

         SECOND: The certificate of incorporation of the corporation was filed with the Department of State on May 27, 1993.

         THIRD: The certificate of incorporation is hereby amended as authorized in Subdivision 7 of Section 801 of the Business Corporation Law, to delete Article "FOURTH" in its entirety and to effect the following Article FOURTH:

              "FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is: (a) Seventy-Five Million (75,000,000) shares of Common Stock, all of which shall have a par value of One Hundredth ($0.0001) of a cent; and (b) Five Million (5,000,000) shares of Preferred Stock all of which have a par value of One Hundredth ($0.0001) of a cent. The Board of Directors is authorized to file an amendment to the certificate of incorporation of the corporation under Section 805-A of the BCL setting forth the designations of each series and the variations in the relative rights, preferences and limitations of each series of preferred stock without further action by the shareholders of the corporation."

         FOURTH: The foregoing amendment of the certificate of incorporation of the corporation was authorized by the vote in writing of all the members of the Board of Directors of the corporation, followed by the vote of the holders of at least a majority of all the outstanding shares of the corporation entitled to vote on the said amendment of the certificate of incorporation.

         IN WITNESS WHEREOF, we have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein have been examined by us and are true and correct.

                                         InKine Pharmaceutical Company ,Inc



Date:    ____________ __, 2001           _________________________________
                                         By: Leonard S. Jacob, M.D., Ph.D.
                                         Title: Chairman of the Board and
                                                Chief Executive Officer

                                         and


                                         _________________________________
                                         By: Robert F. Apple
                                         Title: Secretary


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PROXY                                                                     PROXY
                       INKINE PHARMACEUTICAL COMPANY, INC.
                   Annual Meeting of Shareholders, May 7, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Leonard S. Jacob, M.D., Ph.D. and Robert F. Apple, or either one of them acting singly, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of InKine Pharmaceutical Company, Inc. to be held on May 7, 2001, and any adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the meeting or any adjournments thereof, all as set forth in the April 16, 2001 Proxy Statement.

           PLEASE MARK YOUR CHOICE LIKE THIS |X| IN BLUE OR BLACK INK
        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES
                               AND FOR PROPOSAL 2.

1. Election of the following nominees as directors: Leonard S. Jacob, M.D., Ph.D., J. R. LeShufy, Steven B. Ratoff, Thomas P. Stagnaro, Robert A. Vukovich, Ph.D. and Jerry Weisbach, Ph.D.

     |_| For all nominees.
     |_| Withhold for all nominees.
     Withhold for the following only: (Write the names of the nominee(s) in the space below)

--------------------------------------------------------------------------------

2. Approval of the amendment to the InKine Pharmaceutical Company, Inc. Certificate of incorporation increasing the number of authorized shares of common stock, par value $0.0001 per share, from 50,000,000 to 75,000,000 shares.

     |_| FOR
     |_| AGAINST
     |_| ABSTAIN

    THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN
                                   PROMPTLY.



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3. In their discretion, the Proxies are and each Proxy is, authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting.

       THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND TRANSITION REPORT ON INKINE PHARMACEUTICAL
                                 COMPANY, INC.

(Signature should be exactly as name or names on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.)

Date ________________ , 2001

____________________________
          Signature

____________________________
  Signature if held jointly

I plan to attend the meeting:  Yes  |_|     No  |_|

   This Proxy will be voted FOR all nominees and FOR the above matters unless otherwise indicated, and in the discretion of the proxies on all matters properly brought before the meeting.